                      MASTER FEE CAP/FEE WAIVER AGREEMENT
                             AMENDED AND RESTATED

This Agreement, dated Oct.1, 2005, as amended January 11, 2007, is between RiverSource Investments, LLC. (RiverSource Investments), in its capacity as investment manager, Ameriprise Financial, Inc. (Ameriprise Financial), in its capacity as administrator, RiverSource Service Corporation, in its capacity as transfer agent, and Ameriprise Financial Services, Inc. (Ameriprise Financial Services), in its capacity as distributor (RiverSource Investments, Ameriprise Financial, RiverSource Service Corporation and Ameriprise Financial Services) are collectively referred to as the "Service Providers"), and each of the RiverSource(SM) Funds on behalf of its underlying series funds, listed in Schedule A (the term "Fund" is used to refer to either the registrant or the underlying fund as the context requires). Under this Agreement, the Service Providers agree to cap expenses (fee caps), before giving effect to any performance incentive adjustment and the Fund agrees to such fee caps, as described below and in Schedule B:

     1. APPLICABLE AGREEMENTS. To the extent that the Fund's total expenses exceed the fee cap expense ratios set out in Schedule B, the Service Providers agree to waive fees and reimburse certain expenses under one or more of the following agreements, as applicable:

         o Investment Management Services Agreement between the Fund and RiverSource Investments.

         o Administrative Services Agreement between the Fund and Ameriprise Financial.

         o Transfer Agency Agreement between the Fund and RiverSource Service Corporation.

         o Plan and Agreement of Distribution between the Fund and Ameriprise Financial Services.

         The above-mentioned agreements may be amended from time to time.

     2. FEE CAPS/FEE WAIVERS. The Service Providers will determine the allocation of fee waivers and expense reimbursements among the applicable agreements.

     3. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors.

Master Agreement - Fee Waivers              2


                                  SCHEDULE A
                                  ----------

LIST OF FUNDS:
--------------

RIVERSOURCE BOND SERIES, INC.
         RiverSource Core Bond Fund
         RiverSource Floating Rate Fund
         RiverSource Income Opportunities Fund
         RiverSource Inflation Protected Securities Fund RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
         RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
         RiverSource Disciplined Small and Mid Cap Equity Fund RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
         RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
         RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
         RiverSource Absolute Return Currency and Income Fund RiverSource Emerging Markets Fund
         RiverSource Emerging Markets Bond Fund
         RiverSource Global Bond Fund
         RiverSource Global Equity Fund
         RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
         RiverSource Short Duration U.S. Government Fund RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
         RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
         RiverSource Income Builder - Basic Income Fund RiverSource Income Builder - Moderate Income Fund RiverSource Income Builder - Enhanced Income Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
         RiverSource Disciplined International Equity Fund RiverSource European Equity Fund
         RiverSource International Opportunity Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
         RiverSource International Aggressive Growth Fund RiverSource International Equity Fund
         RiverSource International Select Value Fund
         RiverSource International Small Cap Fund
RIVERSOURCE INVESTMENT SERIES, INC.
         RiverSource Balanced Fund

Master Agreement - Fee Waivers              3



         RiverSource Diversified Equity Income Fund
         RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
         RiverSource Disciplined Equity Fund
         RiverSource Growth Fund
         RiverSource Large Cap Equity Fund
         RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
         RiverSource Aggressive Growth Fund
         RiverSource Fundamental Growth Fund
         RiverSource Fundamental Value Fund
         RiverSource Select Value Fund
         RiverSource Small Cap Equity Fund
         RiverSource Small Cap Value Fund
         RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
         RiverSource Portfolio Builder - Conservative Fund
         RiverSource Portfolio Builder - Moderate Conservative Fund RiverSource Portfolio Builder - Moderate Fund
         RiverSource Portfolio Builder - Moderate Aggressive Fund
         RiverSource Portfolio Builder - Aggressive Fund
         RiverSource Portfolio Builder - Total Equity Fund
         RiverSource S&P 500 Index Fund
         RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
         RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
         RiverSource Retirement Plus 2010 Fund
         RiverSource Retirement Plus 2015 Fund
         RiverSource Retirement Plus 2020 Fund
         RiverSource Retirement Plus 2025 Fund
         RiverSource Retirement Plus 2030 Fund
         RiverSource Retirement Plus 2035 Fund
         RiverSource Retirement Plus 2040 Fund
         RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
         RiverSource Dividend Opportunity Fund
         RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
         RiverSource Precious Metals and Mining Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
         RiverSource Massachusetts Tax-Exempt Fund
         RiverSource Michigan Tax-Exempt Fund
         RiverSource Minnesota Tax-Exempt Fund
         RiverSource New York Tax-Exempt Fund
         RiverSource Ohio Tax-Exempt Fund

Master Agreement - Fee Waivers              4



RIVERSOURCE STRATEGY SERIES, INC.
         RiverSource Equity Value Fund
         RiverSource Small Cap Advantage Fund
         RiverSource Small Cap Growth Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
         RiverSource Strategic Allocation Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
         RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY SERIES, INC.
         RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
         RiverSource Intermediate Tax-Exempt Fund
         RiverSource Tax-Exempt Bond Fund
RIVERSOURCE VARIABLE PORTFOLIO INCOME SERIES, INC.
         RiverSource VP Core Bond Fund
         RiverSource VP Global Inflation Protected Securities Fund RiverSource VP Income Opportunities Fund
RIVERSOURCE VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
         RiverSource VP Large Cap Value Fund
         RiverSource VP Mid Cap Growth Fund
         RiverSource VP Mid Cap Value Fund
         RiverSource VP S&P 500 Index Fund
RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
         RiverSource VP Fundamental Value Fund
         RiverSource VP Select Value Fund
         RiverSource VP Small Cap Value Fund
RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.
         RiverSource VP Core Equity Fund

Master Agreement - Fee Waivers              5



                                                       SCHEDULE B

-----------------------------------------------------------------------------------------------------------------------

FYE/FUND            A         B       C        D       E       I       R2       R3      R4(a)   R5       Y(b)    W
-----------------------------------------------------------------------------------------------------------------------
JANUARY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.27%   1.27%    N/A     N/A     N/A     N/A      N/A     0.34%   N/A      N/A     N/A
Portfolio Builder
Aggressive Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.27%   1.27%    N/A     N/A     N/A     N/A      N/A     0.34%   N/A      N/A     N/A
Portfolio Builder
Conservative Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.27%   1.27%    N/A     N/A     N/A     N/A      N/A     0.34%   N/A      N/A     N/A
Portfolio Builder
Moderate
Aggressive Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.27%   1.27%    N/A     N/A     N/A     N/A      N/A     0.32%   N/A      N/A     N/A
Portfolio Builder
Moderate
Conservative Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.27%   1.27%    N/A     N/A     N/A     N/A      N/A     0.31%   N/A      N/A     N/A
Portfolio Builder
Moderate Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.27%   1.27%    N/A     N/A     N/A     N/A      N/A     0.34%   N/A      N/A     N/A
Portfolio Builder
Total Equity Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.51%     1.29%   1.29%    N/A     N/A     N/A     N/A      N/A     0.34%   N/A      N/A     N/A
Portfolio Builder
Funds
-----------------------------------------------------------------------------------------------------------------------
RiverSource S&P     N/A       N/A     N/A      0.59%   0.38%   N/A     N/A      N/A     N/A     N/A      N/A     N/A
500 Index
-----------------------------------------------------------------------------------------------------------------------
RiverSource S&P     N/A       N/A     N/A      0.59%   0.34%   N/A     N/A      N/A     N/A     N/A      N/A     N/A
500 Index
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small   0.81%     1.58%   N/A      N/A     N/A     N/A     N/A      N/A     0.68%   N/A      N/A     N/A
Company Index
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small   0.81%     1.58%   N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Company Index
-----------------------------------------------------------------------------------------------------------------------
MARCH 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.88%   N/A      N/A     N/A
Equity Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     1.32%   N/A      N/A     N/A
Precious Metals
and Mining
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small   1.29%     2.06%   2.06%    N/A     N/A     0.94%   1.67%    1.42%   1.12%   0.92%    N/A     N/A
Cap Advantage
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small   1.61%     2.38%   2.38%    N/A     N/A     1.26%   1.96%    1.71%   1.44%   1.21%    N/A     N/A
Cap Growth
-----------------------------------------------------------------------------------------------------------------------
APRIL 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2010 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------
                        EFFECTIVE  TERMINATION
FYE/FUND                DATE(c)    DATE
-------------------------------------------------
JANUARY 31
-------------------------------------------------
RiverSource                        01/31/08
Portfolio Builder
Aggressive Fund
-------------------------------------------------
RiverSource                        01/31/08
Portfolio Builder
Conservative Fund
-------------------------------------------------
RiverSource                        01/31/08
Portfolio Builder
Moderate
Aggressive Fund
-------------------------------------------------
RiverSource                        01/31/08
Portfolio Builder
Moderate
Conservative Fund
-------------------------------------------------
RiverSource                        01/31/08
Portfolio Builder
Moderate Fund
-------------------------------------------------
RiverSource                        01/31/08
Portfolio Builder
Total Equity Fund
-------------------------------------------------
RiverSource             02/01/06   01/31/07
Portfolio Builder
Funds
-------------------------------------------------
RiverSource S&P                    01/31/08
500 Index
-------------------------------------------------
RiverSource S&P         10/01/05   01/31/07
500 Index
-------------------------------------------------
RiverSource Small                  01/31/08
Company Index
-------------------------------------------------
RiverSource Small       02/01/06   01/31/07
Company Index
-------------------------------------------------
MARCH 31
-------------------------------------------------
RiverSource                        03/31/07
Equity Value
-------------------------------------------------
RiverSource                        03/31/07
Precious Metals
and Mining
-------------------------------------------------
RiverSource Small                  03/31/07
Cap Advantage
-------------------------------------------------
RiverSource Small                  03/31/07
Cap Growth
-------------------------------------------------
APRIL 30
-------------------------------------------------
RiverSource             05/11/06   04/30/07
Retirement Plus
2010 Fund
-------------------------------------------------
RiverSource             05/11/06   04/30/07
-------------------------------------------------

Master Agreement - Fee Waivers              6


-----------------------------------------------------------------------------------------------------------------------

FYE/FUND            A         B       C        D       E       I       R2       R3      R4(a)   R5       Y(b)    W
-----------------------------------------------------------------------------------------------------------------------
Retirement Plus
2015 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2020 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2025 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2030 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2035 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2040 Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.49%     N/A     N/A      N/A     N/A     N/A     0.88%    0.63%   0.38%   0.13%    0.22%   N/A
Retirement Plus
2045 Fund(d)
-----------------------------------------------------------------------------------------------------------------------
MAY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.36%     2.13%   2.12%    N/A     N/A     1.01%   1.71%    1.46%   1.19%   0.96%    N/A     N/A
Aggressive Growth
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.55%     2.32%   2.32%    N/A     N/A     1.20%   N/A      N/A     1.32%   N/A      N/A     N/A
Fundamental
Growth
-----------------------------------------------------------------------------------------------------------------------
RiverSource High    N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.95%   N/A      N/A     N/A
Yield Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.18%     1.95%   1.95%    N/A     N/A     0.83%   N/A      N/A     1.01%   N/A      N/A     N/A
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.45%     1.21%   1.21%    N/A     N/A     N/A     N/A      N/A     0.29%   N/A      N/A     N/A
Income Builder
Funds
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.27%     2.04%   2.04%    N/A     N/A     0.92%   N/A      N/A     1.10%   N/A      N/A     N/A
Select Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small   1.40%     2.17%   2.17%    N/A     N/A     1.05%   N/A      N/A     1.23%   N/A      N/A     N/A
Cap Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource Small   1.41%     2.18%   2.18%    N/A     N/A     1.06%   1.77%    1.52%   1.24%   1.02%    N/A     N/A
Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource Short   0.89%     1.64%   1.64%    N/A     N/A     0.54%   N/A      N/A     0.72%   N/A      N/A     0.95%
Duration U.S.
Government
-----------------------------------------------------------------------------------------------------------------------
RiverSource U.S.    0.89%     1.64%   1.64%    N/A     N/A     0.54%   N/A      N/A     0.71%   N/A      N/A     N/A
Government
Mortgage
-----------------------------------------------------------------------------------------------------------------------
RiverSource Value   1.23%     2.00%   2.00%    N/A     N/A     0.88%   N/A      N/A     1.06%   N/A      N/A     N/A
-----------------------------------------------------------------------------------------------------------------------
JUNE 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.96%   N/A      N/A     N/A
Dividend
Opportunity
-----------------------------------------------------------------------------------------------------------------------
RiverSource Real    1.49%     2.27%   2.27%    N/A     N/A     1.14%   N/A      N/A     1.31%   N/A      N/A     1.52%
Estate
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------
                   EFFECTIVE  TERMINATION
FYE/FUND           DATE(c)    DATE
--------------------------------------------
Retirement Plus    05/11/06   04/30/07
2015 Fund
--------------------------------------------
RiverSource        05/11/06   04/30/07
Retirement Plus
2020 Fund
--------------------------------------------
RiverSource        05/11/06   04/30/07
Retirement Plus
2025 Fund
--------------------------------------------
RiverSource        05/11/06   04/30/07
Retirement Plus
2030 Fund
--------------------------------------------
RiverSource        05/11/06   04/30/07
Retirement Plus
2035 Fund
--------------------------------------------
RiverSource        05/11/06   04/30/07
Retirement Plus
2040 Fund
--------------------------------------------
RiverSource        04/17/06   04/30/07
Retirement Plus
2045 Fund(d)
--------------------------------------------
MAY 31
--------------------------------------------
RiverSource                   05/31/07
Aggressive Growth
--------------------------------------------
RiverSource                   05/31/07
Fundamental
Growth
--------------------------------------------
RiverSource High              05/31/07
Yield Bond
--------------------------------------------
RiverSource                   05/31/07
Fundamental Value
--------------------------------------------
RiverSource                   05/31/07
Income Builder
Funds
--------------------------------------------
RiverSource                   05/31/07
Select Value
--------------------------------------------
RiverSource Small             05/31/07
Cap Equity
--------------------------------------------
RiverSource Small             05/31/07
Cap Value
--------------------------------------------
RiverSource Short             05/31/07
Duration U.S.
Government
--------------------------------------------
RiverSource U.S.              05/31/07
Government
Mortgage
--------------------------------------------
RiverSource Value             05/31/07
--------------------------------------------
JUNE 30
--------------------------------------------
RiverSource                   06/30/07
Dividend
Opportunity
--------------------------------------------
RiverSource Real              06/30/07
Estate
--------------------------------------------

Master Agreement - Fee Waivers              7


-----------------------------------------------------------------------------------------------------------------------

FYE/FUND            A         B       C        D       E       I       R2       R3      R4(a)   R5       Y(b)    W
-----------------------------------------------------------------------------------------------------------------------
JULY 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource Cash    0.73%     1.38%   1.39%    N/A     N/A     0.53%   N/A      N/A     0.51%   N/A      0.60%   0.76%
Management
-----------------------------------------------------------------------------------------------------------------------
RiverSource Core    0.89%     1.65%   1.66%    N/A     N/A     0.54%   1.30%    1.05%   0.73%   0.55%    N/A     0.95%
Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.00%     1.78%   1.77%    N/A     N/A     0.64%   1.46%    1.21%   0.84%   0.71%    N/A     1.11%
Disciplined Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.48%     2.25%   2.25%    N/A     N/A     1.13%   1.85%    1.60%   1.31%   1.10%    N/A     N/A
Disciplined
Small Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.36%     2.13%   2.13%    N/A     N/A     1.01%   N/A      N/A     1.19%   N/A      N/A     1.36%
Disciplined
Small and Mid Cap
Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.06%     1.82%   1.82%    N/A     N/A     0.71%   N/A      N/A     0.90%   N/A      N/A     1.21%
Floating Rate
-----------------------------------------------------------------------------------------------------------------------
RiverSource Growth  N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.97%   N/A      N/A     N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.14%     1.90%   1.90%    N/A     N/A     0.79%   N/A      N/A     0.98%   N/A      N/A     N/A
Income
Opportunities
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.84%     1.62%   1.62%    N/A     N/A     0.49%   N/A      N/A     0.69%   N/A      N/A     0.93%
Inflation
Protected
Securities
-----------------------------------------------------------------------------------------------------------------------
RiverSource Large   N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.90%   N/A      N/A     N/A
Cap Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource Large   1.29%     2.05%   2.06%    N/A     N/A     0.94%   1.69%    1.44%   1.12%   0.94%    N/A     N/A
Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.89%     1.65%   1.66%    N/A     N/A     0.54%   N/A      N/A     0.73%   N/A      N/A     0.97%
Limited Duration
Bond
-----------------------------------------------------------------------------------------------------------------------
AUGUST 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
California TE
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.89%     1.65%   1.66%    N/A     N/A     0.54%   1.32%    1.07%   0.73%   0.57%    N/A     0.97%
Diversified Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Massachusetts TE
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Michigan TE
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Minnesota TE
-----------------------------------------------------------------------------------------------------------------------
RiverSource New     0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
York TE
-----------------------------------------------------------------------------------------------------------------------
RiverSource Ohio    0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
TE
-----------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.90%   N/A      N/A     N/A
Balanced
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     0.89%   N/A      N/A     N/A
Diversified
Equity Income
-----------------------------------------------------------------------------------------------------------------------
RiverSource Mid     1.28%     2.05%   2.05%    N/A     N/A     0.93%   1.69%    1.44%   1.11%   0.94%    N/A     1.34%
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------
                   EFFECTIVE  TERMINATION
FYE/FUND           DATE(c)    DATE
--------------------------------------------
JULY 31
--------------------------------------------
RiverSource Cash              07/31/07
Management
--------------------------------------------
RiverSource Core              07/31/07
Bond
--------------------------------------------
RiverSource                   07/31/07
Disciplined Equity
--------------------------------------------
RiverSource                   07/31/07
Disciplined
Small Cap Value
--------------------------------------------
RiverSource                   07/31/07
Disciplined
Small and Mid Cap
Equity
--------------------------------------------
RiverSource                   07/31/07
Floating Rate
--------------------------------------------
RiverSource Growth            07/31/07
--------------------------------------------
RiverSource                   07/31/07
Income
Opportunities
--------------------------------------------
RiverSource                   07/31/07
Inflation
Protected
Securities
--------------------------------------------
RiverSource Large             07/31/07
Cap Equity
--------------------------------------------
RiverSource Large             07/31/07
Cap Value
--------------------------------------------
RiverSource                   07/31/07
Limited Duration
Bond
--------------------------------------------
AUGUST 31
--------------------------------------------
RiverSource                   08/31/07
California TE
--------------------------------------------
RiverSource                   08/31/07
Diversified Bond
--------------------------------------------
RiverSource                   08/31/07
Massachusetts TE
--------------------------------------------
RiverSource                   08/31/07
Michigan TE
--------------------------------------------
RiverSource                   08/31/07
Minnesota TE
--------------------------------------------
RiverSource New               08/31/07
York TE
--------------------------------------------
RiverSource Ohio              08/31/07
TE
--------------------------------------------
SEPTEMBER 30
--------------------------------------------
RiverSource                   09/30/07
Balanced
--------------------------------------------
RiverSource                   09/30/07
Diversified
Equity Income
--------------------------------------------
RiverSource Mid               09/30/07
--------------------------------------------

Master Agreement - Fee Waivers              8


-----------------------------------------------------------------------------------------------------------------------

FYE/FUND            A         B       C        D       E       I       R2       R3      R4(a)   R5       Y(b)    W
-----------------------------------------------------------------------------------------------------------------------
Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      0.96%   N/A     N/A      N/A     N/A
Strategic
Allocation
-----------------------------------------------------------------------------------------------------------------------
OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.47%     2.23%   2.23%    N/A     N/A     1.12%   N/A      N/A     1.31%   N/A      N/A     1.57%
Absolute Return
Currency and
Income(d)
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.50%     2.27%   2.27%    1.15%   N/A     N/A     N/A      N/A     1.33%   N/A      N/A     1.50%
Disciplined
International
Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      1.64%   N/A     N/A      N/A     N/A
Emerging Markets
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.45%     2.21%   2.21%    N/A     N/A     1.10%   N/A      N/A     1.29%   N/A      N/A     1.45%
Emerging Markets
Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.56%     2.33%   2.33%    N/A     N/A     1.21%   N/A      N/A     1.39%   N/A      N/A     N/A
European Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.25%     2.02%   2.02%    N/A     N/A     0.90%   N/A      N/A     1.08%   N/A      N/A     1.26%
Global Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     1.27%   N/A      N/A     N/A
Global Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     1.41%   N/A      N/A     N/A
Global Technology
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.72%     2.49%   2.49%    N/A     N/A     1.37%   N/A      N/A     1.52%   N/A      N/A     N/A
International
Aggressive Growth
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.60%     2.37%   2.37%    N/A     N/A     1.25%   N/A      1.43%   N/A     N/A      N/A     N/A
International
Equity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.50%     2.27%   2.27%    N/A     N/A     1.15%   1.87%    1.62%   1.30%   1.12%    N/A     N/A
International
Opportunity
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.42%     2.19%   2.19%    N/A     N/A     1.07%   N/A      N/A     1.25%   N/A      N/A     N/A
International
Select Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource         1.84%     2.61%   2.61%    N/A     N/A     1.49%   N/A      N/A     1.67%   N/A      N/A     N/A
International
Small Cap
-----------------------------------------------------------------------------------------------------------------------
NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Intermediate TE
-----------------------------------------------------------------------------------------------------------------------
RiverSource Mid     N/A       N/A     N/A      N/A     N/A     N/A     N/A      N/A     1.07%   N/A      N/A     N/A
Cap Growth
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Tax-Exempt Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.79%     1.55%   1.55%    N/A     N/A     N/A     N/A      N/A     N/A     N/A      0.64%   N/A
Tax-Exempt High
Income
-----------------------------------------------------------------------------------------------------------------------
DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
RiverSource         0.63%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Tax-Exempt
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------
                      EFFECTIVE  TERMINATION
FYE/FUND              DATE(c)    DATE
----------------------------------------------
Cap Value
----------------------------------------------
RiverSource                      09/30/07
Strategic
Allocation
----------------------------------------------
OCTOBER 31
----------------------------------------------
RiverSource                      10/31/07
Absolute Return
Currency and
Income(d)
----------------------------------------------
RiverSource                      10/31/07
Disciplined
International
Equity
----------------------------------------------
RiverSource                      10/31/07
Emerging Markets
----------------------------------------------
RiverSource                      10/31/07
Emerging Markets
Bond
----------------------------------------------
RiverSource                      10/31/07
European Equity
----------------------------------------------
RiverSource                      10/31/07
Global Bond
----------------------------------------------
RiverSource                      10/31/07
Global Equity
----------------------------------------------
RiverSource                      10/31/07
Global Technology
----------------------------------------------
RiverSource                      10/31/07
International
Aggressive Growth
----------------------------------------------
RiverSource                      10/31/07
International
Equity
----------------------------------------------
RiverSource                      10/31/07
International
Opportunity
----------------------------------------------
RiverSource                      10/31/07
International
Select Value
----------------------------------------------
RiverSource                      10/31/07
International
Small Cap
----------------------------------------------
NOVEMBER 30
----------------------------------------------
RiverSource           10/01/05   11/30/07
Intermediate TE
----------------------------------------------
RiverSource Mid                  11/30/07
Cap Growth
----------------------------------------------
RiverSource           10/01/05   11/30/07
Tax-Exempt Bond
----------------------------------------------
RiverSource                      11/30/07
Tax-Exempt High
Income
----------------------------------------------
DECEMBER 31
----------------------------------------------
RiverSource                      12/31/07
Tax-Exempt
----------------------------------------------

Master Agreement - Fee Waivers              9


-----------------------------------------------------------------------------------------------------------------------

FYE/FUND            A         B       C        D       E       I       R2       R3      R4(a)   R5       Y(b)    W
-----------------------------------------------------------------------------------------------------------------------
Money Market
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP
FUNDS
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      0.83%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Core Bond
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      1.07%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      0.72%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Global Inflation
Protected
Securities
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      0.99%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Income
Opportunities
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      1.05%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Large Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      1.00%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Mid Cap Growth
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      1.08%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Mid Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      0.495%    N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
S&P 500 Index
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      1.00%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Select Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      1.20%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Small Cap Value
-----------------------------------------------------------------------------------------------------------------------
RiverSource VP      0.40%     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A
Core Equity(e)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------
                        EFFECTIVE  TERMINATION
FYE/FUND                DATE(c)    DATE
------------------------------------------------
Money Market
------------------------------------------------
RIVERSOURCE VP
FUNDS
------------------------------------------------
RiverSource VP                     12/31/07
Core Bond
------------------------------------------------
RiverSource VP                     12/31/07
Fundamental Value
------------------------------------------------
RiverSource VP                     12/31/07
Global Inflation
Protected
Securities
------------------------------------------------
RiverSource VP                     12/31/07
Income
Opportunities
------------------------------------------------
RiverSource VP                     12/31/07
Large Cap Value
------------------------------------------------
RiverSource VP                     12/31/07
Mid Cap Growth
------------------------------------------------
RiverSource VP                     12/31/07
Mid Cap Value
------------------------------------------------
RiverSource VP                     12/31/07
S&P 500 Index
------------------------------------------------
RiverSource VP                     12/31/07
Select Value
------------------------------------------------
RiverSource VP                     12/31/07
Small Cap Value
------------------------------------------------
RiverSource VP          N/A(e)     N/A(e)
Core Equity(e)
------------------------------------------------

     (a) WITH THE EXCEPTION OF THE RETIREMENT PLUS SERIES OF FUNDS, CLASS Y
         WAS RENAMED TO R4 AS OF 12/11/06. RETIREMENT PLUS SERIES, CASH
         MANAGEMENT AND TAX-EXEMPT FUNDS WILL REMAIN CLASS Y.

     (b) THE EFFECTIVE DATE UNLESS OTHERWISE NOTED WILL BE THE DAY AFTER THE
         FISCAL YEAR END.

     (c) EXPENSE CAPS FOR NEW SHARE CLASSES (R2, R3, R4, R5, W) WILL BE
         EFFECTIVE AT THE INCEPTION OF THOSE SHARE CLASSES, AS APPROVED BY THE
         FUND'S BOARD OF DIRECTORS ON 11/9/06. UNLESS OTHERWISE NOTED, THE
         EFFECTIVE DATE OF THE EXPENSE CAP IS THE FIRST DAY OF THE MONTH
         FOLLOWING THE FISCAL YEAR END OF THAT FUND.

     (d) THESE FUNDS RECEIVED THE SEED MONEY ON 4/17/06 AND 06/08/06,
         RESPECTIVELY, AND THE FEE/CAP WENT INTO EFFECT ON THE SAME DATE.

     (e) RIVERSOURCE VP CORE EQUITY HAS AN ALL IN FEE/CAP OF 0.40% THAT DOES
         NOT EXPIRE.

Master Agreement - Fee Waivers              10



RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE RETIREMENT SERIES TRUST
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO INCOME SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO MANAGERS SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.

        By: /s/ Patrick T. Bannigan
            -----------------------
                Patrick T. Bannigan
                President

     AMERIPRISE FINANCIAL, INC.

        By: /s/ William F. Truscott
            -----------------------
                William F. Truscott
                President - U.S. Asset Management and Chief Investment Officer

     AMERIPRISE FINANCIAL SERVICES, INC.

        By: /s/ William F. Truscott
            -----------------------
                William F. Truscott
                Senior Vice President and Chief Investment Officer

     RIVERSOURCE DISTRIBUTORS INC.

        By: /s/ Patrick T. Bannigan
            -----------------------
                Patrick T. Bannigan
                Senior Vice President - Asset Management, Products and Marketing

     RIVERSOURCE INVESTMENTS, LLC.

        By: /s/ William F. Truscott
            -----------------------
                William F. Truscott
                President and Chief Investment Officer

     RIVERSOURCE SERVICE CORPORATION

        By: /s/ Lyn Kephart-Strong
            ----------------------
                Lyn Kephart-Strong
                Vice President - Transfer Agent Services